UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 25, 2017

America Great Health
(Exact name of registrant as specified in charter)

WYOMING
(State or other jurisdiction of incorporation)

0-27873	98-0178621
(Commission File Number)	(IRS Employer Identification No.)

1609 W Valley Blvd., #338,
Alhambra, CA 91803   28277
(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code:  (626) 576-1299

Crown Marketing
4350 Temple City Boulevard
El Monte, CA 91731
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On May 22, 2017, America Great Health (the “Company”) filed its Quarterly Report on Form 10-Q (the “Quarterly Report”) for the period ended March 31, 2017 without authorization from TAAD, LLP., the Company’s independent registered public accounting firm. The Board of Directors of the Company determines the Quarterly Report should not be relied upon.  The Company intends to restate the aforementioned financial statements by amending its quarterly reports on Form 10-Q for the quarters ended March 31, 2017, as soon as reasonably practicable. The Company expects to file amended quarterly reports on or before June 1, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

AMERICA GREAT HEALTH

Date: May 25, 2017	By:	/s/ Mike Wang
Mike Wang
President